UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/29/2012

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Brazil Equity Fund, covering the six-month period from September 1, 2011, through February 29, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International stock markets faltered in the midst of heightened volatility at the start of the reporting period, when investors fled riskier assets due to adverse macroeconomic developments ranging from the resurgence of a sovereign debt crisis in Europe to fears of a slowdown in China. These factors triggered a rally among traditional safe havens, while riskier assets such as stocks suffered. Fortunately, better economic news in October helped to reverse the trend, and the world’s equity markets staged mild rallies over the remainder of the reporting period as China appeared headed for a soft landing and European policymakers moved closer to resolving some of the region’s debt problems.

Our economic forecast calls for sluggish growth for the global economy in 2012, but with sharp differences among individual markets. Accommodative monetary policies throughout the world should help avoid a full-blown global recession, but risks remain with regard to financial stresses in Europe, the Chinese property market and oil supply vulnerabilities in the Middle East. As always, we encourage you to talk with your financial adviser about how these developments may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through February 29, 2012, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, BNY Mellon ARX Investimentos Ltda., sub-investment adviser.

Fund and Market Performance Overview

For the six-month period ended February 29, 2012, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of 7.57%, Class C shares returned 7.18% and Class I shares returned 7.76%.1This compares with a 8.77% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note that the fund’s portfolio managers do not use benchmark indices as a tool for active portfolio management.

After suffering pronounced weakness in September, stocks in Brazil generally rebounded over the remainder of the reporting period as macroeconomic concerns waned. The fund produced lower returns than the Index, mainly due to a conservative investment posture after the 2011 market downturn.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of companies based, principally trading or doing significant business in Brazil.We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth. We construct the fund’s portfolio through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

We first use a quantitative model to identify and analyze approximately 180 stocks listed on the São Paulo Stock, Mercantile & Futures Exchange BM&FBOVESPA. Approximately 60 of those stocks are selected for further fundamental analysis, resulting in 25 to 40 candidates for investment. Finally, we define exposure limits for each company and market sector, and we establish portfolio weightings for each stock, meeting our quantitative and fundamental criteria.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Improving Economic Fundamentals Buoyed Brazilian Stocks

Stock markets throughout the world, including Brazil, floundered at the start of the reporting period due to several macroeconomic concerns, particularly a sovereign debt crisis in Greece that threatened to spread to other members of the European Union. In Brazil, efforts by the nation’s central bank earlier in 2011 to forestall inflationary pressures dampened the domestic economy, and investors grew worried that a possible “credit bubble” might burst. As a result, equity investors in Brazil and elsewhere fled riskier assets in favor of traditional safe havens.

Fortunately, most of these worries did not materialize. During the fall of 2011, European policymakers took steps toward addressing the region’s problems, Brazil’s central bank reduced short-term interest rates to stimulate domestic growth and credit conditions in Brazil remained stable. In addition, many investors responded favorably to more attractive valuations among fundamentally strong companies following the earlier downturn. These positive developments lifted Brazilian stock prices through the reporting period’s end.

Defensive Investment Posture Dampened Fund Results

We had a generally defensive investment posture by the start of the reporting period.While this positioning aided the fund’s relative performance during September, it prevented the fund from participating more fully in the subsequent rally.This generally conservative stance included reduced exposure to materials producers whose fortunes are closely tied to commodity prices, as well as businesses that rely on discretionary spending by consumers. We also were more cautious regarding banks that might be affected by the European debt crisis and the potential deterioration of credit conditions in Brazil.

Indeed, the fund’s greater laggards during the reporting period included materials producers, such as mining company Vale, which suffered as global growth slowed and a tax investigation was launched by Brazilian authorities. Paper producer Suzano Papel e Celulose also stumbled when commodity prices fell and investors grew concerned that the highly leveraged company might be spending too much on new greenfields. Results also proved disappointing in the telecommunications sector, where Brasil Telecom encountered corporate governance issues and uncertainty regarding a proposed merger. In addition, mobile operator Telefonica Brasil, which held up relatively well during the downturn, failed to advance as strongly as market averages in the recovery and was sold during the reporting period.

The fund achieved better results in other areas. Energy, chemicals and industrial conglomerate Ultrapar Participacoes achieved higher earnings stemming from operational improvements and cost reductions. Itausa -Investimentos Itau, the largest privately owned bank in Brazil, bounced back strongly from depressed levels as macroeconomic worries moderated. Steel producer Gerdau gained value when sales in the United States increased and the company continued to supply Brazil’s infrastructure build-out. Electric utility Companhia Paranaense de Energia benefited early in the reporting period from its defensive characteristics, including stable earnings and a low valuation.

Finding Opportunities in Domestic-Oriented Companies

Although risks from Europe have persisted, we currently believe that Brazil’s economy will continue to grow at a moderate rate, which should support earnings growth for companies with a primarily domestic focus. We remain more cautious regarding commodity producers and other companies that depend on global markets.

March 15, 2012

Emerging markets such as those of Brazil tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program.
The fund’s concentration in securities of companies in Brazil could cause the fund’s performance to be more volatile than that of a more geographically diversified fund.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is an
unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo
Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from September 1, 2011 to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$11.35	$15.30	$10.07
Ending value (after expenses)	$1,075.70	$1,071.80	$1,077.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$11.02	$14.84	$9.77
Ending value (after expenses)	$1,013.92	$1,010.09	$1,015.17

† Expenses are equal to the fund’s annualized expense ratio of 2.20% for Class A, 2.97% for Class C and 1.95% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2012 (Unaudited)

Common Stocks—61.1%	Shares	Value ($)
Consumer Discretionary—7.8%
Autometal	67,490	522,706
Localiza Rent a Car	63,968	1,181,578
Mahle-Metal Leve	18,897	579,703
Positivo Informatica	65,700	250,978
Santos Brasil Participacoes	33,550	594,903
Technos	75,531	765,316
		3,895,184
Consumer Staples—4.2%
Marfrig Alimentos	140,537	863,395
Natura Cosmeticos	51,671	1,218,319
		2,081,714
Energy—4.8%
Petroleo Brasileiro, ADR	82,730	2,356,978
Financial—11.2%
Aliansce Shopping Centers	96,810	895,799
Banco Bradesco, ADR	85,840	1,557,138
Banco do Brasil	115,771	1,864,067
Porto Seguro	45,100	564,653
Sonae Sierra Brasil	43,365	683,082
		5,564,739
Materials—12.6%
Gerdau, ADR	33,900	352,560
Ultrapar Participacoes	10,093	229,161
Ultrapar Participacoes, ADR	168,460	3,776,873
Vale, ADR	77,338	1,900,968
		6,259,562
Telecommunications—8.8%
Oi, ADR	100,597	2,011,940
Telefonica Brasil, ADR	80,210	2,360,580
		4,372,520
Utilities—11.7%
AES Tiete	109,139	1,410,910
Cia Paranaense de Energia, ADR	84,000	2,089,920

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
EDP—Energias do Brasil	41,481	1,014,530
Tractebel Energia	73,370	1,297,994
		5,813,354
Total Common Stocks
(cost $26,983,889)		30,344,051

Preferred Stocks—34.4%
Consumer Discretionary—5.9%
Alpargatas	115,705	1,055,141
Lojas Americanas	175,267	1,867,745
		2,922,886
Energy—3.7%
Petroleo Brasileiro	129,360	1,831,266
Financial—10.4%
Banco Bradesco	9,456	171,802
Bradespar	56,500	1,191,361
Itausa—Investimentos Itau	545,734	3,813,544
		5,176,707
Materials—10.2%
Confab Industrial	376,635	1,269,889
Gerdau	196,327	2,052,159
Metalurgica Gerdau	49,010	652,135
Suzano Papel e Celulose, Cl. A	116,925	559,688
Vale	21,062	521,261
		5,055,132
Telecommunications—1.6%
Oi	67,884	458,555
Telefonica Brasil	10,476	313,563
		772,118
Utilities—2.6%
Cia de Gas de Sao Paulo, Cl. A	29,140	745,787
Cia Paranaense de Energia, Cl. B	21,848	550,001
		1,295,788
Total Preferred Stocks
(cost $15,577,278)		17,053,897

Other Investment—3.8%		Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,912,000)		1,912,000[a]	1,912,000

Total Investments (cost $44,473,167)		99.3%	49,309,948
Cash and Receivables (Net)		.7%	324,913
Net Assets		100.0%	49,634,861

ADR—American Depository Receipts
a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Materials	22.8	Energy	8.5
Financial	21.6	Consumer Staples	4.2
Utilities	14.3	Money Market Investment	3.8
Consumer Discretionary	13.7
Telecommunications	10.4		99.3

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2012 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		42,561,167	47,397,948
Affiliated issuers		1,912,000	1,912,000
Cash			69,307
Cash denominated in foreign currencies		53,517	52,995
Dividends receivable			276,784
Receivable for shares of Common Stock subscribed			94,954
Prepaid expenses			21,805
			49,825,793
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			82,662
Payable for shares of Common Stock redeemed			68,603
Accrued expenses			39,667
			190,932
Net Assets ($)			49,634,861
Composition of Net Assets ($):
Paid-in capital			47,467,360
Accumulated distributions in excess of investment income—net			(36,071)
Accumulated net realized gain (loss) on investments			(2,639,583)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			4,843,155
Net Assets ($)			49,634,861

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	32,953,414	6,284,511	10,396,936
Shares Outstanding	2,199,556	420,167	692,723
Net Asset Value Per Share ($)	14.98	14.96	15.01

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $61,033 foreign taxes withheld at source):
Unaffiliated issuers	703,278
Affiliated issuers	579
Total Income	703,857
Expenses:
Management fee—Note 3(a)	267,287
Shareholder servicing costs—Note 3(c)	87,998
Auditing fees	35,993
Custodian fees—Note 3(c)	28,063
Registration fees	23,989
Distribution fees—Note 3(b)	21,904
Prospectus and shareholders’ reports	10,524
Legal fees	2,075
Directors’ fees and expenses—Note 3(d)	1,309
Interest expense—Note 2	302
Loan commitment fees—Note 2	299
Miscellaneous	4,270
Total Expenses	484,013
Less—reduction in fees due to earnings credits—Note 3(c)	(10)
Net Expenses	484,003
Investment Income—Net	219,854
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,817,695)
Net realized gain (loss) on forward foreign currency exchange contracts	(68,408)
Net Realized Gain (Loss)	(1,886,103)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	4,349,007
Net Realized and Unrealized Gain (Loss) on Investments	2,462,904
Net Increase in Net Assets Resulting from Operations	2,682,758

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Operations ($):
Investment income—net	219,854	785,802
Net realized gain (loss) on investments	(1,886,103)	(325,004)
Net unrealized appreciation
(depreciation) on investments	4,349,007	(237,583)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,682,758	223,215
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(352,089)	(183,581)
Class C Shares	(13,442)	(14,266)
Class I Shares	(85,982)	(48,441)
Net realized gain on investments:
Class A Shares	(306,693)	(17,824)
Class C Shares	(56,416)	(3,754)
Class I Shares	(62,024)	(3,670)
Total Dividends	(876,646)	(271,536)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,067,627	24,206,287
Class C Shares	779,060	4,238,794
Class I Shares	6,751,815	8,318,672
Dividends reinvested:
Class A Shares	641,651	170,363
Class C Shares	68,647	14,102
Class I Shares	143,662	39,276
Cost of shares redeemed:
Class A Shares	(9,439,735)	(9,782,265)
Class C Shares	(1,456,191)	(1,111,957)
Class I Shares	(4,090,417)	(4,706,078)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	466,119	21,387,194
Total Increase (Decrease) in Net Assets	2,272,231	21,338,873
Net Assets ($):
Beginning of Period	47,362,630	26,023,757
End of Period	49,634,861	47,362,630
Accumulated (distributions in
excess of) investment income—net	(36,071)	195,588

	Six Months Ended
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011
Capital Share Transactions:
Class A
Shares sold	534,705	1,608,205
Shares issued for dividends reinvested	51,644	11,230
Shares redeemed	(728,108)	(675,865)
Net Increase (Decrease) in Shares Outstanding	(141,759)	943,570
Class C
Shares sold	59,259	284,385
Shares issued for dividends reinvested	5,527	932
Shares redeemed	(116,331)	(75,309)
Net Increase (Decrease) in Shares Outstanding	(51,545)	210,008
Class I
Shares sold	483,420	548,448
Shares issued for dividends reinvested	11,548	2,584
Shares redeemed	(313,847)	(318,002)
Net Increase (Decrease) in Shares Outstanding	181,121	233,030

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2012	Year Ended August 31,
Class A Shares	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	14.26	13.43	12.50
Investment Operations:
Investment income—net[b]	.07	.29	.06
Net realized and unrealized
gain (loss) on investments	.95	.65	.85
Total from Investment Operations	1.02	.94	.91
Distributions:
Dividends from investment income—net	(.16)	(.10)	—
Dividends from net realized gain on investments	(.14)	(.01)	—
Total Distributions	(.30)	(.11)	—
Proceeds from redemption fees	—	—	.02
Net asset value, end of period	14.98	14.26	13.43
Total Return (%)[c]	7.57[d]	6.97	7.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20[e]	2.08	3.48[e]
Ratio of net expenses to average net assets	2.20[e]	2.08	2.50[e]
Ratio of net investment income
to average net assets	1.09[e]	1.90	.49[e]
Portfolio Turnover Rate	22.37[d]	49.44	122.59[d]
Net Assets, end of period ($ x 1,000)	32,953	33,376	18,774

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
See notes to financial statements.

	Six Months Ended
	February 29, 2012	Year Ended August 31,
Class C Shares	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	14.15	13.38	12.50
Investment Operations:
Investment income (loss)—net[b]	.02	.17	(.03)
Net realized and unrealized
gain (loss) on investments	.96	.65	.89
Total from Investment Operations	.98	.82	.86
Distributions:
Dividends from investment income—net	(.03)	(.04)	—
Dividends from net realized gain on investments	(.14)	(.01)	—
Total Distributions	(.17)	(.05)	—
Proceeds from redemption fees	—	—	.02
Net asset value, end of period	14.96	14.15	13.38
Total Return (%)[c]	7.18[d]	6.17	6.96[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.97[e]	2.87	4.40[e]
Ratio of net expenses to average net assets	2.97[e]	2.87	3.25[e]
Ratio of net investment income
(loss) to average net assets	.34[e]	1.14	(.28)[e]
Portfolio Turnover Rate	22.37[d]	49.44	122.59[d]
Net Assets, end of period ($ x 1,000)	6,285	6,672	3,501

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2012	Year Ended August 31,
Class I Shares	(Unaudited)	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	14.30	13.46	12.50
Investment Operations:
Investment income—net[b]	.09	.33	.07
Net realized and unrealized
gain (loss) on investments	.95	.65	.87
Total from Investment Operations	1.04	.98	.94
Distributions:
Dividends from investment income—net	(.19)	(.13)	—
Dividends from net realized gain on investments	(.14)	(.01)	—
Total Distributions	(.33)	(.14)	—
Proceeds from redemption fees	—	—	.02
Net asset value, end of period	15.01	14.30	13.46
Total Return (%)	7.76[c]	7.31	7.60[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95[d]	1.85	3.28[d]
Ratio of net expenses to average net assets	1.95[d]	1.85	2.25[d]
Ratio of net investment income
to average net assets	1.35[d]	2.17	.58[d]
Portfolio Turnover Rate	22.37[c]	49.44	122.59[c]
Net Assets, end of period ($ x 1,000)	10,397	7,314	3,749

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon ARX Investimentos Ltda. (“BNY Mellon ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	47,397,948	—	—	47,397,948
Mutual Funds	1,912,000	—	—	1,912,000
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund follows an investment policy of investing primarily in the securities of Brazilian issuers and other investments that are tied economically to Brazil. Because the fund’s investments are concentrated in Brazil, the fund’s performance is influenced by political, social and economic factors within Brazil and can be more volatile than the performance of more geographically diversified funds.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 29, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2011	($)	Purchases ($)	Sales ($)	2/29/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,201,000		14,291,000	15,580,000	1,912,000		3.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended February 29, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2011 was as follows: ordinary income $271,536. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2012 was approximately $49,500, with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, until January 1, 2013, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 2.25% of the value of the fund’s average daily net assets. During the period ended February 29, 2012, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon ARX, Dreyfus pays BNY Mellon ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended February 29, 2012, the Distributor retained $13,489 from commissions earned on sales of the fund’s Class A shares and $446 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 29, 2012, Class C shares were charged $21,904 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2012, Class A and Class C shares were charged $37,240 and $7,302, respectively, pursuant to the Shareholder Services Plan.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2012, the fund was charged $7,023 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2012, the fund was charged $789 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $10.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2012, the fund was charged $28,063 pursuant to the custody agreement.

During the period ended February 29, 2012, the fund was charged $3,209 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $47,547, Rule 12b-1 distribution plan fees $3,611, shareholder services plan fees $7,574, custodian fees $20,559, chief compliance officer fees $1,061 and transfer agency per account fees $2,310.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 29, 2012, redemption fees charged and retained by the fund amounted to $3,060.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 29, 2012, amounted to $10,181,494 and $9,313,110, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At February 29, 2012, there were no forward contracts outstanding.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 29, 2012, accumulated net unrealized appreciation on investments was $4,836,781, consisting of $6,465,757 gross unrealized appreciation and $1,628,976 gross unrealized depreciation.

At February 29, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	April 23, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)